KITE REALTY GROUP

KITE REALTY GROUP TRUST

QUARTERLY FINANCIAL SUPPLEMENT

September 30, 2008

Investor Relations Contacts:
Daniel R. Sink, Chief Financial Officer
Adam Chavers, Director of Investor Relations
30 S. Meridian Street
Indianapolis, IN 46204
317.577.5600

KRG NYSE

SUPPLEMENTAL INFORMATION – SEPTEMBER 30, 2008

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Nine Months Ended September 30
9	Funds from Operations and Other Financial Information for the Three and Nine Months Ended September 30
10	Market Capitalization
11	Same Property Net Operating Income for the Three and Nine Months Ended September 30
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of September 30, 2008
14	Schedule of Outstanding Debt as of September 30, 2008
17	Refinancing Update
18	Refinancing Events Subsequent to September 30, 2008
19	Joint Venture Summary – Unconsolidated Properties
20	Condensed Combined Balance Sheets of Unconsolidated Properties
21	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three and Nine Months Ended September 30
22	Top 10 Retail Tenants by Gross Leasable Area
23	Top 25 Tenants by Annualized Base Rent
24	Lease Expirations – Operating Portfolio
25	Lease Expirations – Retail Anchor Tenants
26	Lease Expirations – Retail Shops
27	Lease Expirations – Commercial Tenants
28	Summary Retail Portfolio Statistics Including Joint Venture Properties
29	Summary Commercial Portfolio Statistics
30	Current Development Pipeline
31	Current Redevelopment Projects
32	Visible Shadow Pipeline
33	Geographic Diversification – Operating Portfolio
34	Operating Retail Properties
38	Operating Commercial Properties
39	Retail Operating Portfolio – Tenant Breakdown

p.2	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of September 30, 2008, we owned interests in 57 operating properties totaling approximately 9.0 million square feet, an additional 0.7 million square feet in five properties currently under development and another 0.5 million square feet in five properties under redevelopment.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of September 30, 2008

➢	Operating Retail Properties[1]	52
➢	Operating Commercial Properties	5
➢	Total Properties Under Development	5
➢	Total Properties Under Redevelopment	5
➢	States	9
➢	Total GLA/NRA of Operating Properties	9,041,996
➢	Owned GLA/NRA of Operating Properties	5,622,494
➢	Total GLA of Properties Under Development/Redevelopment	1,253,888
➢	Percentage of Owned GLA/NRA Leased – Total Portfolio	92.5%
➢	Percentage of Owned GLA Leased – Retail Operating	91.9%
➢	Percentage of Owned NRA Leased – Commercial Operating	97.8%
➢	Total Full-Time Employees, including 88 home office employees	124

____________________
1	Excludes Sandifur Plaza, a 12,538 square foot retail shopping center in Tri-Cities, OR which is designated as a built-to-suit asset.

Stock Listing: New York Stock Exchange symbol: KRG

p.3	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

CONTACT INFORMATION

Corporate Office

30 South Meridian Street, Suite 1100

Indianapolis, IN 46204

1-888-577-5600

317-577-5600

www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	Raymond James
Adam Chavers, Director of Investor Relations	Mr. Paul E. Adornato, CFA	Mr. Paul Puryear
Kite Realty Group Trust	(212) 885-4170	(727) 567-2253
30 South Meridian Street, Suite 1100	paul.adornato@bmo.com	paul.puryear@raymondjames.com
Indianapolis, IN 46204
(317) 577-5609	Cantor Fitzgerald	RBC Capital Markets
dsink@kiterealty.com	Mr. Philip J. Martin	Mr. Rich Moore
achavers@kiterealty.com	(312) 469-7485	(440) 715-2646
	pmartin@cantor.com	rich.moore@rbccm.com
Transfer Agent:
	Citigroup Global Markets	Stifel, Nicholaus & Company, Inc.
BNY Mellon Shareholder Services	Mr. Michael Bilerman	Mr. David M. Fick, CPA/Mr. Nathan Isbee
Mr. James Balsan	(212) 816-1383	(443) 224-1308/(443) 224-1346
480 Washington Blvd., 29th Floor	michael.bilerman@citigroup.com	dmfick@stifel.com
Jersey City, NJ 07310		nisbee@stifel.com
(800) 820-8521	Credit Suisse
	Mr. Michael Gorman	Wachovia Securities
	(212) 538-4357	Mr. Jeffrey J. Donnelly, CFA
Stock Specialist:	michael.gorman@credit-suisse.com	(617) 603-4262
jeff.donnelly@wachovia.com
Barclays Capital	Goldman, Sachs & Co.
45 Broadway	Mr. Jonathan Haberman
20th Floor	(917) 343-4260
New York, NY 10006	jonathan.haberman@gs.com
(646) 333-7000

p.4	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 to be filed on or about November 10, 2008, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions;
•	the ability of tenants to pay rent;
•	the competitive environment in which the Company operates;
•	financing risks, including access to capital at desirable terms
•	property ownership and management risks;
•	the level and volatility of interest rates;
•	financial stability of tenants;
•	the Company’s ability to maintain its status as a REIT for federal income tax purposes;
•	acquisition, disposition, development and joint venture risks;
•	potential environmental and other liabilities;
•	other factors affecting the real estate industry generally; and
•

other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2007 and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

p.5	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

CORPORATE STRUCTURE CHART – SEPTEMBER 30, 2008

p.6	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	September 30, 2008	December 31, 2007

Assets:
Investment properties, at cost:
Land	$237,864,199	$210,486,125
Land held for development	25,431,845	23,622,458
Buildings and improvements	700,868,371	624,500,501
Furniture, equipment and other	4,993,966	4,571,354
Construction in progress	180,087,721	187,006,760

	1,149,246,102	1,050,187,198
Less: accumulated depreciation	(100,582,227)	(84,603,939)

	1,048,663,875	965,583,259
Cash and cash equivalents	11,597,842	19,002,268
Tenant receivables, including accrued straight-line rent of $7,610,684 and $6,653,244, respectively, net of allowance for uncollectible accounts	17,236,771	17,200,458
Other receivables	8,775,409	7,124,485
Investments in unconsolidated entities, at equity	1,575,710	1,079,937
Escrow deposits	12,782,323	14,036,877
Deferred costs, net	22,133,104	20,563,664
Prepaid and other assets	4,012,382	3,643,696

Total Assets	$1,126,777,416	$1,048,234,644

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$728,823,323	$646,833,633
Accounts payable and accrued expenses	44,696,193	36,173,195
Deferred revenue and other liabilities	24,353,570	26,127,043
Cash distributions and losses in excess of net investment in unconsolidated entities, at equity	825,483	234,618
Minority interest	4,416,656	4,731,211

Total Liabilities	803,115,225	714,099,700
Commitments and contingencies
Limited Partners’ interests in Operating Partnership	70,882,020	74,512,093
Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common Shares, $.01 par value, 200,000,000 shares authorized 29,266,493 shares and 28,981,594 shares issued and outstanding at September 30, 2008 and December 31, 2007, respectively	292,665	289,816
Additional paid in capital and other	295,889,905	293,897,673
Accumulated other comprehensive loss	(2,118,126)	(3,122,482)
Accumulated deficit	(41,284,273)	(31,442,156)

Total Shareholders’ Equity	252,780,171	259,622,851

Total Liabilities and Shareholders’ Equity	$1,126,777,416	$1,048,234,644

p.7	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND NINE MONTHS (UNAUDITED)

	Three Months Ended September 30,		Nine Month Ended September 30,

	2008	2007	2008	2007

Revenue:
Minimum rent	$19,113,753	$17,986,066	$56,292,261	$53,718,366
Tenant reimbursements	4,734,427	4,525,236	14,676,286	13,865,960
Other property related revenue	3,797,675	3,223,938	11,934,334	7,961,957
Construction and service fee revenue	7,355,282	7,583,235	19,955,122	23,630,103

Total revenue	35,001,137	33,318,475	102,858,003	99,176,386
Expenses:
Property operating	4,184,274	3,827,878	12,690,912	11,436,900
Real estate taxes	3,619,869	3,132,986	10,169,369	8,848,531
Cost of construction and services	6,139,131	6,539,643	16,927,765	21,126,869
General, administrative, and other	1,452,845	1,702,354	4,422,201	4,758,278
Depreciation and amortization	8,295,167	7,019,703	24,915,498	23,858,996

Total expenses	23,691,286	22,222,564	69,125,745	70,029,574

Operating income	11,309,851	11,095,911	33,732,258	29,146,812
Interest expense	(7,512,825)	(6,619,179)	(22,117,890)	(18,916,607)
Income tax expense of taxable REIT subsidiary	(131,691)	(32,789)	(1,536,777)	(295,395)
Other income	45,619	519,760	142,527	719,355
Minority interest in income of consolidated subsidiaries	(22,230)	(14,781)	(37,830)	(264,002)
Equity in earnings of unconsolidated entities	65,640	48,024	212,935	217,899
Limited Partners’ interests in the Operating Partnership	(833,468)	(1,124,927)	(2,307,739)	(2,376,206)

Income from continuing operations	2,920,896	3,872,019	8,087,484	8,231,856
Operating income from discontinued operations, net of Limited Partners’ interests	—	19,376	—	63,716

Net income	$2,920,896	$3,891,395	$8,087,484	$8,295,572

Income per common share – basic
Continuing operations	$0.10	$0.13	$0.28	$0.29
Discontinued operations	—	—	—	—

	$0.10	$0.13	$0.28	$0.29

Income per common share – diluted
Continuing operations	$0.10	$0.13	$0.28	$0.28
Discontinued operations	—	—	—	—

	$0.10	$0.13	$0.28	$0.28

Weighted average common shares outstanding - basic	29,189,424	28,915,137	29,122,272	28,889,279

Weighted average common shares outstanding - diluted	29,201,838	29,139,244	29,152,576	29,180,860

Dividends declared per common share	$0.205	$0.205	$0.615	$0.595

p.8	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –THREE AND NINE MONTHS

	Three Months Ended September 30,		Nine Month Ended September 30,

	2008	2007	2008	2007

Net income	$2,920,896	$3,891,395	$8,087,484	$8,295,572
Add Limited Partners’ interests in income	833,468	1,130,594	2,307,739	2,394,599
Add depreciation and amortization of consolidated entities, net of minority interest	8,105,171	6,873,292	24,406,665	23,520,510
Add depreciation and amortization of unconsolidated entities	101,944	100,864	304,572	302,828

Funds From Operations of the Kite Portfolio[1]	11,961,479	11,996,145	35,106,460	34,513,509
Deduct Limited Partners’ interests in Funds From Operations	(2,655,448)	(2,709,654)	(7,793,634)	(7,731,026)

Funds From Operations allocable to the Company[1]	$9,306,031	$9,286,491	$27,312,826	$26,782,483

Basic FFO per share of the Kite Portfolio	$0.32	$0.32	$0.94	$0.93

Diluted FFO per share of the Kite Portfolio	$0.32	$0.32	$0.94	$0.92

Basic weighted average Common Shares outstanding	29,189,424	28,915,137	29,122,272	28,889,279

Diluted weighted average Common Shares outstanding	29,201,838	29,139,244	29,152,576	29,180,860

Basic weighted average Common Shares and Units outstanding	37,478,165	37,314,752	37,440,393	37,288,971

Diluted weighted average Common Shares and Units outstanding	37,490,579	37,538,859	37,470,697	37,580,552

Other Financial Information:
Recurring capital expenditures[2]
Tenant improvements - Retail	$82,845	$133,808	$256,922	$282,494
Tenant improvements – Commercial[3]	455	946,004	111,082	1,200,090
Leasing commissions - Retail	57,305	78,969	377,581	221,901
Leasing commissions – Commercial[3]	—	404,014	120,240	430,598
Capital improvements[4]	192,995	279,299	453,702	314,487
Scheduled debt principal payments	806,207	660,630	2,317,587	1,989,661
Straight line rent	494,519	643,502	957,440	1,151,580
Market rent amortization income from acquired leases	1,174,100	1,003,571	2,800,053	3,826,101
Market debt adjustment	107,714	107,714	323,143	323,143
Capitalized interest	2,496,179	3,410,118	7,182,244	9,685,321

____________________
1

“Funds from Operations of the Kite Portfolio” measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds from Operations allocable to the Company” reflects a reduction for the Limited Partners’ weighted average diluted interests in the Operating Partnership.

2	Excludes tenant improvements and leasing commissions relating to development projects and first-generation space.

3	Substantially all commercial tenant improvements and leasing commissions relate to a single tenant at the 30 South property.

4	A portion of these capital improvements are reimbursed by tenants and are revenue producing.

p.9	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

MARKET CAPITALIZATION AS OF SEPTEMBER 30, 2008

	As of September 30, 2008			Pro-forma September 30, 2008 [1]

		Total	Percent of		Total	Percent of
	Percent of	Market	Total Market	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization	Total Equity	Capitalization	Capitalization

Equity Capitalization:

Total Common Shares Outstanding	78.1%	29,266,493		80.6%	34,016,493

Operating Partnership ("OP") Units	21.9%	8,212,479		19.4%	8,212,479

Combined Common Shares and OP Units	100.0%	37,478,972		100.0%	42,228,972

Market Price of Common Shares at September 30, 2008		$11.00			$11.00

Total Equity Capitalization		$412,268,692	37%		$464,518,692	42%

Debt Capitalization:
Company Outstanding Debt		$728,823,323			$681,023,323

Less: Partner Share of Consolidated Joint Venture Debt		(58,902,563)			(58,902,563)

Company Share of Outstanding Debt		669,920,760			622,120,760

Pro-rata Share of Unconsolidated Joint Venture Debt		30,020,247			30,020,247

Less: Cash and Cash Equivalents		(11,597,842)			(11,597,842)

Total Net Debt Capitalization		$688,343,165	63%		$640,543,165	58%

Total Market Capitalization		$1,100,611,857	100%		$1,105,061,857	100%

____________________
1

The pro-forma calculation summarizes the Company’s market capitalization as if the October 7, 2008 equity offering occurred on September 30, 2008. The Company issued 4,750,000 common shares and received net proceeds of $47.8 million (after offering costs), all of which was used to pay down the Company’s unsecured revolving credit facility.

p.10	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended September 30			Nine Months Ended September 30

	2008	2007	% Change	2008	2007	% Change

Number of properties at period end[1]	51	51		51	51

Occupancy at period-end	93.3%	94.0%		93.3%	94.0%
Minimum rent	$16,027,028	$16,188,460		$48,439,141	$49,044,398
Tenant recoveries	4,198,262	4,158,149		13,006,557	12,965,014
Other income	514,867	515,369		1,701,774	1,605,367
Pro rata share of revenue – unconsolidated joint venture properties	501,890	524,375		1,498,443	1,328,754

	21,242,047	21,386,353		64,645,915	64,943,533

Property operating expenses	3,149,793	3,572,157		9,818,648	10,926,464
Real estate taxes	3,166,386	2,915,402		9,144,656	8,587,457
Pro rata share of expenses – unconsolidated joint venture properties	201,885	226,377		559,027	445,612

	6,518,064	6,713,936		19,522,331	19,959,533

Net operating income – same properties (51 properties)[2,3]	14,723,983	14,672,417	0.4%	45,123,584	44,984,000	0.3%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$14,723,983	$14,672,417		$45,123,584	$44,984,000
Other income (expense), net	(11,803,087)	(10,781,022)		(37,036,100)	(36,688,428)

Net income	$2,920,896	$3,891,395		$8,087,484	$8,295,572

____________________
1	Same Property analysis excludes Courthouse Shadows, Four Corner Square, Shops at Eagle Creek, and Bolton Plaza as the Company pursues redevelopment of these properties.

2

Same Property analysis excludes net gains from outlot sales, write offs of straight-line rent and FAS #141 deferred revenue and lease termination fees and significant prior year expense recoveries and adjustments, if any.

3

The Company has executed a lease with Bed Bath and Beyond and is in lease negotiations with a national retailer to replace two junior box anchors at Sunland Towne Centre. Excluding the effects of these two junior box vacancies, the same property net operating income would increase to 1.2% for both the three and nine month periods.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense. The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p.11	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

NET OPERATING INCOME BY QUARTER

	Three Months Ended

	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007

Revenue:
Minimum rent	$19,113,753	$18,798,894	$18,379,614	$18,364,742	$17,986,066
Tenant reimbursements	4,734,427	4,731,314	5,210,545	4,535,221	4,525,236
Other property related revenue[1]	3,310,129	2,650,185	4,763,860	3,048,596	3,223,938
Parking revenue, net[2]	98,090	(102,092)	210,336	—	—

	27,256,399	26,078,301	28,564,355	25,948,559	25,735,240
Expenses:
Property operating	3,886,174	3,887,494	4,357,115	3,684,425	3,827,878
Real estate taxes	3,536,501	3,113,930	3,131,158	3,068,768	3,132,986

	7,422,675	7,001,424	7,488,273	6,753,193	6,960,864

Net Operating Income – Properties	19,833,724	19,076,877	21,076,082	19,195,366	18,774,376

Other Income (Expense):
Construction and service fee revenue	7,355,282	8,311,318	4,288,522	13,629,831	7,583,235
Cost of construction and services	(6,139,131)	(7,024,400)	(3,764,234)	(10,950,145)	(6,539,643)
General, administrative, and other	(1,452,845)	(1,259,407)	(1,709,949)	(1,540,623)	(1,702,354)

	(236,694)	27,511	(1,185,661)	1,139,063	(658,762)

Earnings Before Interest, Taxes, Depreciation and Amortization	19,597,030	19,104,388	19,890,421	20,334,429	18,115,614

Depreciation and amortization	(8,287,179)	(8,442,510)	(8,129,892)	(7,991,774)	(7,019,702)
Interest expense	(7,512,825)	(7,351,499)	(7,253,566)	(7,048,534)	(6,619,179)
Income tax expense of taxable REIT subsidiary	(131,691)	(251,858)	(1,153,228)	(466,233)	(32,789)
Other income	45,619	31,676	65,232	59,197	519,760
Minority interest in loss (income) of consolidated subsidiaries	(22,230)	(19,756)	4,156	(323,411)	(14,781)
Equity in earnings of unconsolidated entities	65,640	86,121	61,174	72,811	48,024
Limited partners’ interests in the continuing operations of the Operating Partnership	(833,468)	(697,273)	(776,998)	(1,023,328)	(1,124,928)

Income from continuing operations	2,920,896	2,459,289	2,707,299	3,613,157	3,872,019
Discontinued operations[3]:
Operating income from discontinued operations, net of Limited Partners’ interests	—	—	—	31,835	19,376
Gain on sale of operating property, net of Limited Partners’ interests	—	—	—	1,582,119	—

Income from discontinued operations	—	—	—	1,613,954	19,376

Net income	$2,920,896	$2,459,289	$2,707,299	$5,227,111	$3,891,395

NOI/Revenue - Properties	72.8%	73.2%	73.8%	74.0%	73.0%
Recovery Ratio - Properties [4]	63.8%	67.6%	69.6%	67.2%	65.0%
Recovery ratio excluding impact of Indiana tax assessment[5]	65.5% [5]	N/A	N/A	N/A	N/A
Recovery Ratio with impact of Market Street tax reimbursement	N/A	68.6%	N/A	N/A	N/A

____________________
1	Other property related revenue for the three months ended September 30, 2008 includes net gains on land sales of $3.1 million and lease termination fees of approximately $0.2 million.

2

Effective January 1, 2008, the Company changed the structure of the parking garage agreement at its Union Station property from a lease to a management agreement with a third party. During the three months ended June 30, 2008, the Company recorded the effects of a real estate tax reassessment of the parking garage property.

3	In November 2007, the Company sold its 176th & Meridian property.

4	“Recovery Ratio” is computed by dividing property operating and real estate tax expenses into tenant reimbursements.

5

Reflects increased real estate tax assessment at various Indiana properties. Because of Indiana’s in arrears RET structure, recovery cannot be automatically assumed and therefore has not been accrued. Excluding this unusual item, the recovery ratio would be 65.5%.

p.12	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

SUMMARY OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2008 SEE FINANCING UPDATE ON PAGES 17 AND 18

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)

Fixed Rate Debt:
Consolidated	$331,814,897	44%	6.01%	6.2
Unconsolidated	8,020,247	1%	6.60%	3.8
Floating Rate Debt (Hedged)[1]	205,280,505	27%	5.96%	1.7

Total Fixed Rate Debt	545,115,649	72%	6.00%	4.5
Variable Rate Debt:[2]
Construction Loans	167,139,919	22%	5.46%	0.7
Other Variable	228,352,165	30%	5.58%	2.3
Floating Rate Debt (Hedged)[1]	(205,280,505)	-27%	-5.61%	-1.7
Unconsolidated	22,000,000	3%	4.78%	0.9

Total Variable Rate Debt	212,211,579	28%	5.38%	1.4
Net Premiums on Fixed Rate Debt	1,516,342	N/A	N/A	N/A

Total	$758,843,570	100%	5.82%	3.6

SCHEDULE OF MATURITIES BY YEAR
Mortgage Debt					SEE FINANCING UPDATE ON PAGES 17 AND 18

	Annual Maturity	Term Maturities	Corporate Debt	Construction Loans	Total Consolidated Outstanding Debt	KRG Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt

2008	$735,227	$—	$—	$17,948,770	$18,683,997	$56,168	$18,740,165
2009	3,157,198	48,163,980	—	138,962,952	190,284,130	24,223,431	214,507,561
2010	3,144,734	—	—	10,228,197	13,372,931	96,813	13,469,744
2011[3]	3,124,697	23,098,794	203,574,024	—	229,797,515	103,335	229,900,850
2012	3,549,537	35,355,396	—	—	38,904,933	109,258	39,014,191
2013	3,556,861	4,027,491	—	—	7,584,352	5,431,242	13,015,594
2014	3,262,898	23,974,217	—	—	27,237,115	—	27,237,115
2015	2,956,748	38,301,942	—	—	41,258,690	—	41,258,690
2016 and Beyond	4,809,031	155,374,287	—	—	160,183,318	—	160,183,318
Net Premiums on Fixed Rate Debt	—	—	—	—	1,516,342	—	1,516,342

Total	$28,296,931	$328,296,107	$203,574,024	$167,139,919	$728,823,323	$30,020,247	$758,843,570

____________________
1	These debt obligations are hedged by interest rate swap agreements which consist of the following:
	Consolidated Debt			$188,480,505
	KRG Share of Unconsolidated Debt			16,800,000

	Total			$205,280,505

2	Variable rate debt, net of interest rate swap transactions:
	-	Construction	$108,659,414	14%
	-	Other Variable	98,352,165	13%	(includes debt on acquisition land held for development)
	-	Unconsolidated	5,200,000	1%	(includes debt on acquisition land held for development)

		Total	$212,211,579	28%

3	The Unsecured Credit Facility matures on February 11, 2011. A one-year extension is available if the Company remains in compliance with the restrictive covenants thereunder.

p.13	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2008

CONSOLIDATED DEBT

Fixed Rate Debt		Interest Rate	Maturity Date	Balance as of September 30, 2008	Monthly Debt Service as of September 30, 2008

50th & 12th		5.67%	11/11/14	$4,460,598	$27,190
Boulevard Crossing		5.11%	12/11/09	11,960,622	68,815
Centre at Panola, Phase I		6.78%	1/1/22	3,882,280	36,583
Cool Creek Commons		5.88%	4/11/16	18,000,000	91,140
Corner Shops, The		7.65%	7/1/11	1,675,297	17,111
Fox Lake Crossing		5.16%	7/1/12	11,570,107	68,604
Geist Pavilion		5.78%	1/1/17	11,125,000	55,372
Indian River Square		5.42%	6/11/15	13,300,000	62,074
International Speedway Square		7.17%	3/11/11	18,976,569	139,142
Kedron Village		5.70%	1/11/17	29,700,000	145,778
Pine Ridge Crossing		6.34%	10/11/16	17,500,000	95,601
Plaza at Cedar Hill		7.38%	2/1/12	26,081,733	193,484
Plaza Volente		5.42%	6/11/15	28,680,000	133,856
Preston Commons		5.90%	3/11/13	4,402,886	28,174
Ridge Plaza		5.15%	10/11/09	16,022,457	92,824
Riverchase Plaza		6.34%	10/11/16	10,500,000	57,360
Sunland Towne Centre		6.01%	7/1/16	25,000,000	129,382
30 South		6.09%	1/11/14	22,125,802	142,257
Traders Point		5.86%	10/11/16	48,000,000	242,213
Whitehall Pike		6.71%	7/5/18	8,851,546	77,436

Subtotal				$331,814,897	$1,904,396

Floating Rate Debt (Hedged)	Lender	Interest Rate	Maturity Date	Balance as of September 30, 2008	Monthly Debt Service as of September 30, 2008

Unsecured Credit Facility[1]	KeyBank	6.42%	2/20/11	$50,000,000	$267,583
Unsecured Credit Facility[1]	KeyBank	6.27%	2/18/11	25,000,000	130,521
Unsecured Term Loan[1]	KeyBank	5.92%	7/15/11	55,000,000	271,333
Beacon Hill[2]	Fifth Third Bank	5.13%	3/30/09	11,000,000	47,025
Delray Marketplace	Wachovia Bank	5.85%	1/3/09	1,563,296	7,621
Estero Town Commons	Wachovia Bank	5.55%	1/3/09	16,038,904	74,180
Naperville Marketplace	LaSalle Bank	6.05%	12/30/08	10,000,000	50,417
Tarpon Springs Plaza	Wachovia Bank	5.55%	1/3/09	19,878,305	91,937

Subtotal				$188,480,505	$940,617

TOTAL CONSOLIDATED FIXED RATE DEBT				$520,295,402	$2,845,013

TOTAL NET PREMIUMS				$1,516,342

Variable Rate Debt: Mortgages	Lender	Interest Rate[3]	Maturity Date	Balance as of September 30, 2008

Fishers Station[4]	National City Bank	LIBOR + 150	6/6/09	$4,316,421
Indiana State Motor Pool	Old National Bank	LIBOR + 135	2/4/11	3,861,720
Rivers Edge	Huntington Bank	LIBOR + 125	2/3/09	16,600,000

Subtotal				$24,778,141

____________________
1	The Company entered into a fixed rate swap agreement, which is designated as a hedge against the unsecured credit facility and term loan.

2	The interest rate decreases from LIBOR+125 to LIBOR+115 on $11 million, which was fixed through an interest rate swap agreement.

3	At September 30, 2008, one-month LIBOR was 3.93%.

4	The Company has a 25% interest in this property. The loan is guaranteed by Kite Realty Group, LP, the operating partnership.

p.14	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2008 (CONTINUED) SEE FINANCING UPDATE ON PAGES 17 AND 18

Variable Rate Debt: Construction Loans	Lender	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of September 30, 2008

Bayport Commons[2]	Bank of America	LIBOR + 125	12/27/09	$23,100,000	$20,981,016
Beacon Hill[3,4]	Fifth Third Bank	LIBOR + 125	3/30/09	34,800,000	11,859,698
Bridgewater Marketplace	Indiana Bank And Trust	LIBOR + 185	6/29/09	12,000,000	8,347,801
Cobblestone Plaza[3]	Wachovia Bank	LIBOR + 160	6/29/09	44,500,000	30,019,244
Delray Marketplace[3]	Wachovia Bank	LIBOR + 185	1/3/09	30,000,000	9,425,000
Estero Town Commons[5]	Wachovia Bank	LIBOR + 155	1/3/09	18,760,000	16,038,904
Gateway Shopping Center[3]	Union Bank of California	LIBOR + 200	8/13/09	22,268,000	17,948,984
Naperville Marketplace	Bank of America	LIBOR + 130	12/30/08	14,400,000	10,000,000
Red Bank Commons	Huntington Bank	LIBOR + 130	3/30/09	4,464,000	4,464,000
South Elgin Commons	Charter One Bank	LIBOR + 190	9/30/10	11,550,000	4,181,797
Spring Mill Medical II6	Old National Bank	LIBOR + 125	3/7/10	7,840,000	6,046,400
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 155	1/3/09	20,000,000	19,878,305
Traders Point II	Huntington Bank	LIBOR + 115	12/31/08	9,587,000	7,948,770

Subtotal				$253,269,000	$167,139,919
Corporate Debt	Lender	Interest Rate[1]	Maturity Date	Total Available as of September 30, 2008	Balance as of September 30, 2008

Unsecured Credit Facility[7,8,9]	KeyBank	LIBOR + 135	2/20/11	$200,000,000	$148,574,024
Unsecured Term Loan[8]	KeyBank	LIBOR + 265	7/15/11	55,000,000	55,000,000
Floating Rate Debt (Hedged)	Lender	Interest Rate[1]	Maturity Date		Balance as of September 30, 2008

Unsecured Credit Facility[8]	KeyBank	LIBOR + 135	2/20/11		$(50,000,000)
Unsecured Credit Facility[8]	KeyBank	LIBOR + 135	2/18/11		(25,000,000)
Unsecured Term Loan[8]	KeyBank	LIBOR + 265	7/15/11		(55,000,000)
Beacon Hill	Fifth Third Bank	LIBOR + 125	3/30/09		(11,000,000)
Delray Marketplace	Wachovia Bank	LIBOR + 185	1/3/09		(1,563,296)
Estero Town Commons	Wachovia Bank	LIBOR + 155	1/3/09		(16,038,904)
Naperville Marketplace	Bank of America	LIBOR + 130	12/30/08		(10,000,000)
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 155	1/3/09		(19,878,305)

Subtotal					$(188,480,505)

TOTAL CONSOLIDATED VARIABLE RATE DEBT					$207,011,579

TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$728,823,323

____________________
1	At September 30, 2008, the one-month LIBOR interest rate was 3.93%.

2	The Company has a preferred return, then a 60% interest. This loan is guaranteed by Kite Realty Group, LP.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

4	The interest rate is LIBOR+115 basis points on $11 million of this amount which was fixed through an interest rate swap agreement.

5	The Company has a preferred return, then a 40% interest. This loan is guaranteed by Kite Realty Group, L.P.

6	The Company has a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

7

The Company has 46 unencumbered properties of which 45 are wholly owned and used as collateral under the unsecured credit facility and one of which is owned in a joint venture. The major unencumbered properties include: Broadstone Station, Circuit City Plaza, Courthouse Shadows, Eagle Creek Lowes, Eastgate Pavilion, Four Corner Square, Glendale Town Center, Hamilton Crossing Centre, Kings Lake Square, Market Street Village, PEN Products, Publix at Acworth, Shops at Eagle Creek, Silver Glen Crossing, Union Station Parking Garage, Wal-Mart Plaza and Waterford Lakes Village.

8	The Company entered into a fixed rate swap agreement which is designated as a hedge against the unsecured credit facility and term loan.

9

The total amount available for borrowing under the revolving credit facility is $200,000,000, of which $148,574,024 was outstanding as of September 30, 2008. The net proceeds of $47.8 million from the Company’s October common share offering were used to pay down the revolving credit facility.

p.15	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2008 (CONTINUED) SEE FINANCING UPDATE ON PAGES 17 AND 18

UNCONSOLIDATED DEBT
Fixed Rate Debt	Servicer	Interest Rate	Maturity Date		Balance as of September 30, 2008	Monthly Debt Service as of September 30, 2008

The Centre[1]	Laureate Capital	6.99%	6/1/09		$3,611,459	$39,897
Spring Mill Medical[1]	Wells Fargo Bank	6.45%	9/1/13		11,706,743	78,204

Subtotal					$15,318,202	$118,101

Joint Venture Partners’ Share					(7,297,955)

KRG SHARE					$8,020,247

Floating Rate Debt (Hedged)	Lender	Interest Rate	Maturity Date		Balance as of September 30, 2008	Monthly Debt Service as of September 30, 2008

Parkside Town Commons	LaSalle Bank	5.60%	3/2/09		$42,000,000	$195,965
Joint Venture Partners’ Share – 60%	Bank of America				(25,200,000)	(117,579)

KRG SHARE					$16,800,000	$78,386

TOTAL UNCONSOLIDATED FIXED RATE DEBT					$24,820,247

Variable Rate Debt - Construction Loans	Lender	Interest Rate[3]	Maturity Date	Total Commitment	Balance as of September 30, 2008

Parkside Town Commons	Bank of America	LIBOR + 85	8/31/09	$55,000,000	$55,000,000
Joint Venture Partners’ Share – 60%					(33,000,000)

KRG SHARE					$22,000,000

Floating Rate Debt (Hedged)	Lender	Interest Rate[3]	Maturity Date		Balance as of September 30, 2008

Parkside Town Commons[2]	Bank of America	LIBOR + 85	3/2/09		$(42,000,000)
Joint Venture Partners’ Share – 60%					25,200,000

KRG SHARE					$(16,800,000)

TOTAL UNCONSOLIDATED VARIABLE RATE DEBT					$5,200,000

TOTAL KRG UNCONSOLIDATED DEBT					$30,020,247
TOTAL KRG CONSOLIDATED DEBT					728,823,323

TOTAL KRG DEBT					$758,843,570

____________________
1	The Company owns a 50% interest in Spring Mill Medical and a 60% interest in The Centre.

2	The Company owns a 40% interest in Parkside Town Commons. This will change to a 20% ownership at the time of the hard cost construction financing.

3	At September 30, 2008, the one-month LIBOR interest rate was 3.93%.

p.16	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

2008/2009 REFINANCING UPDATE

Current Maturity Date	Property	Balance at September 30, 2008	Existing Rate	New Maturity Date	Expected Closing	Comments

2008 Maturities

12/30/08	Naperville Marketplace	$10,000,000	LIBOR + 130		November 2008	Plan to extinguish with proceeds from mini-perm loan on unencumbered asset (Glendale)
12/31/08	Traders Point II	7,948,770	LIBOR + 115		November 2008	Plan to extinguish with proceeds from mini-perm loan on unencumbered asset (Glendale)

		17,948,770
2009 Maturities - Consolidated Entities

1/3/09	Delray Marketplace	9,425,000	LIBOR + 185		Q1 2009	Discussing extension with lender / Marketing to secure construction loan
1/3/09	Estero Town Center	16,038,904	LIBOR + 155	1/3/10		One year extension secured - Marketing for a three to four year mini-perm loan
1/3/09	Tarpon Spings Plaza	19,878,305	LIBOR + 155	1/3/10		One year extension secured - Marketing for a three to four year mini-perm loan
2/3/09	Rivers Edge	16,600,000	LIBOR + 125	2/3/10		One year extension secured with a $1,660,000 pay down
3/30/09	Beacon Hill	11,859,698	LIBOR + 125		Q1 2009	Automatic extension with debt service coverage ratio of 1.2x - Plan on paying down loan with land sale proceeds
3/30/09	Red Bank Commons	4,464,000	LIBOR + 130		November 2008	Plan to extinguish with proceeds from mini-perm loan on unencumbered asset (Glendale)
6/6/09	Fishers Station	4,316,421	LIBOR + 150		Q1 2009	Reviewing extension options
6/29/09	Bridgewater Marketplace	8,347,801	LIBOR + 185	6/29/10		One year extension secured with an additional automatic one year extension
6/29/09	Cobblestone Plaza	30,019,244	LIBOR + 160		Q1 2009	Negotiating extension of current construction loan
8/13/09	Gateway Shopping Center	17,948,984	LIBOR + 200	10/31/11		Three year mini-perm loan with a one year extension option secured
12/27/09	Bayport Commons	20,981,016	LIBOR + 125		November 2008	Three year extension committed and will close in Q4 2008
Q4 2009	Boulevard Crossing/ Ridge Plaza	27,983,079	Fixed		Q4 2009	Plan to refinance loans in mid- to late 2009 in order to avoid defeasance costs on secured loans

		187,862,452
2009 Maturities - Unconsolidated Entities

3/02/09	Parkside Town Commons	22,000,000	LIBOR + 85		Q1 2009	KRG's share is currently 40%- discussing construction loan sydication with multiple lenders
6/01/09	The Centre	2,166,875	Fixed			KRG's share is 60% - Plan to refinance in Q2 2009

		24,166,875

	Total Debt Maturing	$229,978,097[1]

____________________
1	Total debt maturing in 2008 and 2009 exluces scheduled monthly principle payments for the remainder of 2008 and 2009.

p.17	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

REFINANCING EVENTS SUBSEQUENT TO SEPTEMBER 30, 2008

Events Subsequent to September 30, 2008:

Loans Refinanced/Extended	Balance at September 30, 2008		New Rate

Estero Town Center	$16,038,904		LIBOR + 155
Tarpon Springs Plaza	19,878,305		LIBOR + 155
Rivers Edge	16,600,000		LIBOR + 125
Bridgewater Marketplace	8,347,801		LIBOR + 185
Gateway Shopping Center	17,948,984		LIBOR + 190

	78,813,994

Loans Committed

Bayport Commons	20,981,016		LIBOR + 275
Mini-perm loan on unencumbered asset (Glendale)	22,412,770	[1]	LIBOR + 275

	43,393,786

Total Committed and Closed	122,207,780

Remaining Debt Maturing in 2009	$107,770,317

____________________
1	Represents the sum of the outstanding balances on the Naperville Marketplace, Traders Point II and Red Bank Commons loans above.

p.18	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

JOINT VENTURE SUMMARY - UNCONSOLIDATED PROPERTIES

The Company owns the following three unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company

The Centre – Operating Property	60%
Spring Mill Medical – Operating Property	50%
Parkside Town Commons - Development Property[1]	40%

____________________
1	The Company's 40% interest in Parkside Town Commons will change to 20% at the time of construction financing.

p.19	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(The Centre, Spring Mill Medical, and Parkside Town Commons)

(Unaudited)

	September 30, 2008	December 31, 2007

Assets:
Investment properties, at cost:
Land	$2,463,098	$2,552,075
Buildings and improvements	14,685,163	14,613,333
Furniture, equipment and other	10,581	10,581
Construction in progress	56,525,664	50,329,585

	73,684,506	67,505,574
Less: accumulated depreciation	(4,070,115)	(3,719,540)

	69,614,391	63,786,034
Cash and cash equivalents	348,869	817,417
Tenant receivables, including accrued straight-line rent	375,573	260,242
Escrow deposits	436,680	324,542
Deferred costs, net	536,711	582,172
Prepaid and other assets	551	32,037

Total Assets	$71,312,775	$65,802,444

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$70,318,202	$65,388,351
Accounts payable and accrued expenses	1,783,288	1,744,214

Total Liabilities	72,101,490	67,132,565
Accumulated deficit	(788,715)	(1,330,121)

Total Liabilities and Accumulated Deficit	$71,312,775	$65,802,444

p.20	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(The Centre, Spring Mill Medical, and Parkside Town Commons)

(Unaudited)

	Three Months Ended September 30		Nine Month Ended September 30

	2008	2007	2008	2007

Revenue:
Minimum rent	$593,227	$614,628	$1,820,342	$1,841,727
Tenant reimbursements	341,602	356,245	960,794	868,914
Other property related revenue	—	1,750	—	15,001

Total revenue	934,829	972,623	2,781,136	2,725,642

Expenses:
Property operating	260,395	243,846	783,180	686,921
Real estate taxes	114,994	140,577	268,566	276,674
Depreciation and amortization and other	124,473	171,871	397,566	409,029

Total expenses	499,862	556,294	1,449,312	1,372,624

Operating income	434,967	416,329	1,331,824	1,353,018
Interest expense	(262,424)	(267,198)	(786,740)	(797,271)

Net income	$172,543	$149,131	$545,084	$555,747

Company’s share of unconsolidated net operating income	$300,005	$297,998	$930,592	$948,863

Company’s share of unconsolidated interest expense	$137,693	$140,449	$413,081	$419,475

p.21	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of September 30, 2008

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2008

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA[2]	Number of Anchor Owned Locations	Anchor Owned GLA[3]

Lowe's Home Improvement[1]	9	1,247,630	3	128,997	6	1,118,633
Target	6	665,774	0	0	6	665,774
Wal-Mart	4	618,161	1	103,161	3	515,000
Federated Department Stores	1	237,455	1	237,455	0	0
Publix	5	234,246	5	234,246	0	0
PetSmart	6	147,069	6	147,069	0	0
Home Depot	1	140,000	0	0	1	140,000
Bed Bath & Beyond	5	134,298	5	134,298	0	0
Office Depot	5	129,099	5	129,099	0	0
Dick's Sporting Goods	2	126,672	2	126,672	0	0

	44	3,680,404	28	1,240,997	16	2,439,407

____________________
1	The Company has entered into two ground leases with Lowe’s Home Improvement for a total of 328,000 square feet, which is included in Anchor Owned GLA.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

p.22	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of September 30, 2008

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2008

Tenant	Type of Property	Number of Locations	Leased GLA/NRA[5]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent[1,2]	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent

Lowe's Home Improvement[4]	Retail	3	128,997	2.1%	$2,564,000	$5.61	3.4%
PetSmart	Retail	6	147,069	2.4%	2,045,138	13.91	2.7%
Publix	Retail	5	234,246	3.9%	1,837,588	7.84	2.4%
Marsh Supermarkets	Retail	2	124,902	2.1%	1,633,958	13.08	2.1%
State of Indiana	Commercial	3	210,393	3.5%	1,614,442	7.67	2.1%
Bed Bath & Beyond	Retail	5	134,298	2.2%	1,581,884	11.78	2.1%
Circuit City	Retail	3	99,352	1.6%	1,566,365	15.77	2.0%
Office Depot	Retail	5	129,099	2.1%	1,353,866	10.49	1.8%
Indiana Supreme Court	Commercial	1	75,488	1.3%	1,339,164	17.74	1.8%
Staples	Retail	4	89,797	1.5%	1,220,849	13.60	1.6%
Dick's Sporting Goods	Retail	2	126,672	2.1%	1,220,004	9.63	1.6%
Ross Dress For Less	Retail	4	117,761	2.0%	1,210,784	10.28	1.6%
H-E-B Grocery	Retail	1	105,000	1.7%	1,155,000	11.00	1.5%
Best Buy	Retail	2	75,045	1.2%	934,493	12.45	1.2%
Kmart	Retail	1	110,875	1.8%	850,379	7.67	1.1%
University Medical Diagnostic Associates[3]	Commercial	1	32,256	0.5%	844,402	26.18	1.1%
Michaels	Retail	3	68,989	1.1%	823,544	11.94	1.1%
T.J. Maxx	Retail	3	88,550	1.5%	805,312	9.09	1.1%
Kerasotes Theatres[4]	Retail	2	43,050	0.7%	776,496	8.92	1.0%
Dominick's	Retail	1	65,977	1.1%	775,230	11.75	1.0%
City Securities Corporation	Commercial	1	38,810	0.6%	771,155	19.87	1.0%
A & P Grocery	Retail	1	58,732	1.0%	763,516	13.00	1.0%
Old Navy	Retail	3	64,868	1.1%	748,693	11.54	1.0%
Caputo's Fresh Markets	Retail	1	65,636	1.1%	669,492	10.20	0.9%
Indiana University Health Care Assoc. [3]	Commercial	1	31,175	0.5%	622,202	19.96	0.8%

TOTAL			2,467,037	40.9%	$29,727,954	$10.47	38.9%

____________________
1	Annualized base rent represents the monthly contractual rent for September 2008 for each applicable tenant multiplied by 12.

2	Excludes tenants at development properties that are designated as Build-to-Suits for sale.

3	Property held in unconsolidated joint venture. Annualized base rent is reflected at 100 percent.

4	Annualized Base Rent per Sq. Ft. is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

5	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

p.23	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of September 30, 2008

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2008

	Number of Expiring Leases[1,2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2008	40	123,861	2.2%	$1,439,730	2.0%	$11.62	$800,000
2009	70	224,626	4.1%	3,853,589	5.3%	17.16	0
2010	93	522,431	9.4%	6,747,835	9.4%	12.92	0
2011	95	652,350	11.8%	6,517,341	9.0%	9.99	0
2012	109	453,680	8.2%	7,552,178	10.5%	16.65	85,000
2013	71	504,348	9.1%	6,135,122	8.5%	12.16	0
2014	41	474,643	8.6%	5,660,986	7.8%	11.93	427,900
2015	39	510,408	9.2%	6,326,885	8.8%	12.40	181,504
2016	28	272,319	4.9%	3,465,098	4.8%	12.72	0
2017	26	421,344	7.6%	6,435,695	8.9%	15.27	435,296
Beyond	53	1,376,443	24.9%	18,049,868	25.0%	13.11	2,371,321

TOTAL	665	5,536,453	100.0%	$72,184,327	100.0%	$13.04	$4,301,021

____________________
1	Excludes tenants at development properties that are designated as Build-to-Suits for sale.

2

Lease expiration table reflects rents in place as of September 30, 2008, and does not include option periods; 2008 expirations include 22 month-to-month tenants. This column also excludes ground leases.

3	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for September 2008 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

p.24	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of September 30, 2008

This table includes the following:

•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2008

	Number of Expiring Leases[1,2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2008	2	33,551	0.6%	$151,672	0.2%	$4.52	$800,000
2009	3	58,710	1.1%	519,894	0.7%	8.86	0
2010	14	332,886	6.0%	3,185,500	4.4%	9.57	0
2011	7	433,404	7.8%	2,182,015	3.0%	5.03	0
2012	8	179,119	3.2%	1,678,862	2.3%	9.37	0
2013	3	222,521	4.0%	993,053	1.4%	4.46	0
2014	9	235,634	4.3%	2,394,767	3.3%	10.16	0
2015	11	377,371	6.8%	3,585,414	5.0%	9.50	0
2016	6	185,178	3.4%	1,679,616	2.3%	9.07	0
2017	11	277,102	5.0%	3,383,722	4.7%	12.21	0
Beyond	32	1,278,745	23.1%	15,776,106	21.9%	12.34	990,000

TOTAL	106	3,614,221	65.3%	$35,530,621	49.2%	$9.83	$1,790,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more. Excludes tenants at development properties that are designated as Build-to-Suits for sale.

2

Lease expiration table reflects rents in place as of September 30, 2008, and does not include option periods; 2008 expirations include one month-to-month tenant. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for September 2008 for each applicable property multiplied by 12. Excludes ground lease revenue.

p.25	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

LEASE EXPIRATIONS – RETAIL SHOPS

As of September 30, 2008

This table includes the following:

•	Operating retail properties; and
•	Development property tenants open for business as of September 30, 2008

	Number of Expiring Leases[1]	Expiring GLA/NRA[1,2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2008	36	75,141	1.4%	$1,089,452	1.5%	$14.50	$0
2009	67	165,916	3.0%	3,333,694	4.6%	20.09	0
2010	77	180,447	3.3%	3,380,455	4.7%	18.73	0
2011	87	201,908	3.7%	4,045,670	5.6%	20.04	0
2012	99	237,509	4.3%	5,277,849	7.3%	22.22	85,000
2013	64	153,473	2.8%	3,543,998	4.9%	23.09	0
2014	30	85,199	1.5%	1,855,664	2.6%	21.78	427,900
2015	27	82,071	1.5%	1,850,530	2.6%	22.55	181,504
2016	22	87,141	1.6%	1,785,482	2.5%	20.49	0
2017	13	36,498	0.7%	868,407	1.2%	23.79	435,296
Beyond	20	66,523	1.2%	1,651,560	2.3%	24.83	1,381,321

TOTAL	542	1,371,826	24.8%	$28,682,761	39.7%	$20.91	$2,511,021

____________________
1

Lease expiration table reflects rents in place as of September 30, 2008, and does not include option periods; 2008 expirations include 20 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for September 2008 for each applicable property multiplied by 12. Excludes ground lease revenue.

p.26	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of September 30, 2008

	Number of Expiring Leases[1]	Expiring NLA[1]	% of Total NRA Expiring	Expiring Annualized Base Rent[2]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.

2008	2	15,169	0.3%	$198,605	0.3%	$13.09
2009	0	0	0.0%	0	0.0%	0.00
2010	2	9,098	0.2%	181,880	0.3%	19.99
2011	1	17,038	0.3%	289,656	0.4%	17.00
2012	2	37,052	0.7%	595,467	0.8%	16.07
2013	4	128,354	2.3%	1,598,071	2.2%	12.45
2014	2	153,810	2.8%	1,410,555	2.0%	9.17
2015	1	50,966	0.9%	890,942	1.2%	17.48
2016	0	0	0.0%	0	0.0%	0.00
2017	2	107,744	2.0%	2,183,566	3.0%	20.27
Beyond	1	31,175	0.6%	622,202	0.9%	19.96

TOTAL	17	550,406	9.9%	$7,970,943	11.0%	$14.48

____________________
1

Lease expiration table reflects rents in place as of September 30, 2008, and does not include option periods. This column also excludes ground leases. 2008 expirations includes 1 month-to-month tenant.

2	Annualized base rent represents the monthly contractual rent for September 2008 for each applicable property multiplied by 12.

p.27	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007

Company Owned GLA – Operating Retail[1]	5,059,842	4,669,276	4,842,214	4,732,924	4,664,954	4,601,877
Total GLA – Operating Retail[1]	8,479,344	7,448,227	7,613,265	7,392,845	7,131,075	6,982,698
Projected Company Owned GLA Under Development or Redevelopment[2]	948,245	1,308,760	1,146,127	990,376	1,056,615	1,122,990
Projected Total GLA Under Development or Redevelopment[2]	1,253,888	2,349,865	2,152,027	1,791,096	2,041,135	2,227,810
Number of Operating Retail Properties	52	51	52	50	50	48
Number of Retail Properties Under Development or Redevelopment	10	11	10	11	11	12
Percentage Leased – Operating Retail	91.9%	93.0%	92.8%	94.8%	94.8%	95.7%
Annualized Base Rent & Ground Lease Revenue – Retail Properties[3]	$63,719,164	$60,689,289	$61,766,441	$61,768,402	$60,285,156	$59,569,596

____________________
1

Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2

Projected Company Owned GLA Under Development represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent for September 2008, multiplied by 12.

p.28	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007

Company Owned Net Rentable Area (NRA)[1]	562,652	562,652	562,652	562,652	562,652	562,652
Number of Operating Commercial Properties	5	5	5	5	5	5
Percentage Leased – Operating Commercial Properties	97.8%	97.8%	98.4%	93.0%	92.5%	92.5%
Annualized Base Rent – Commercial Properties[2,3]	$7,970,942	$7,906,781	$8,073,623	$7,625,342	$7,445,336	$7,435,326

____________________
1

Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes approximately 850 parking spaces. It is managed by Denison Parking, a third party.

2	Annualized Base Rent does not include income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $890,942 from KRG and subsidiaries as of September 30, 2008.

p.29	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

CURRENT DEVELOPMENT PIPELINE

Current Development Projects	Company Ownership %[6]	MSA	Actual/ Projected Opening Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[7]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[4]	Cost Incurred as of September 30, 2008[4]	Major Tenants and Non-owned Anchors

Cobblestone Plaza, FL	50%	Ft. Lauderdale	Q1 2009	157,957	163,600	0.0%	79.7%	$47,000	$36,780	Whole Foods Market, Staples, Party City
South Elgin Commons, IL – I (Build to Suit for Sale)	100%	Chicago	Q2 2009	45,000	45,000	0.0%	100.0%	9,200	4,697	LA Fitness
Beacon Hill, IN – II8	50%	Crown Point	Q4 2007	19,160	19,160	33.4%	33.4%	5,000	4,374	Strack & Van Til (non-owned), Walgreens (non-owned)
Spring Mill Medical II, IN	50%	Indianapolis	Q4 2008	41,000	41,000	0.0%	100.0%	8,500	8,109	Medical Practice Groups
Eddy Street Commons, IN – I9	100%	South Bend	Q4 2009	165,000	465,000	0.0%	61.2%	35,000	3,383	Follett Bookstore, Other Retail, Office

Total Current Development Projects				428,117	733,760	1.5%	74.6%	$104,700	$57,343

____________________
1

Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2

Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3

Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Dollars in thousands. Reflects both the Company’s and partners’ share of costs, except Eddy Street Commons (see Note 12).
5

Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 74,842 square feet for which the Company has signed non-binding letters of intent.

6

The Company owns the following development properties through joint ventures: Beacon Hill (preferred return, then 50%); Gateway Shopping Center (preferred return, then 50% until internal rate of return threshold is reached and then 25%); and Bayport Commons (preferred return, then 60%).

7	Includes tenants that have taken possession of their space or have begun paying rent.
8	Beacon Hill Phase I was transferred to the operating portfolio in the third quarter of 2007 at a total cost of $12 million.
9

The Company is the master developer for this project. The total estimated cost of Phase I is approximately $70 million; however the Company’s share of Phase I estimated project cost is approximately $35 million and 165,000 square feet, the remaining $35 million of the project cost is attributable to the apartments which will be funded by a third party. The Company has received a construction loan commitment for this phase of the project and anticipates closing the loan in November.

p.30	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

CURRENT REDEVELOPMENT PROJECTS

Redevelopment Projects	MSA	Existing Owned GLA	Projected Owned GLA[1]	Projected Total GLA[2]	Total Estimated Project Cost[3]	Cost Incurred as of September 30, 2008[3]	Major Tenants and Non-owned Anchors

Shops at Eagle Creek, FL4,5	Naples	72,271	72,271	72,271	$3,500	$3,342	Staples
Rivers Edge, IN4	Indianapolis	110,875	110,875	110,875	5,000	39	Pending
Bolton Plaza, FL4	Jacksonville	172,938	172,938	172,938	6,200	183	Pending
Courthouse Shadows, FL	Naples	134,867	134,867	134,867	2,500	248	Publix, Office Max
Four Corner Square, WA	Seattle	29,177	29,177	29,177	500	25	Johnson Hardware Store, Walgreens

Total Redevelopment Projects		520,128	520,128	520,128	$17,700	$3,837

____________________
1

Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

2

Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

3	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.
4	This property has been removed from the operating portfolio statistics during its redevelopment.
5	The Company is in the process of re-tenanting the anchor space at this property. The Company has an executed lease with Staples for approximately one-half of the former grocery space.

p.31	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

VISIBLE SHADOW PIPELINE

Project	MSA	KRG Ownership %[2]	Estimated Start Date	Estimated Total GLA[1]	Total Estimated Project Cost[1,5]	Cost Incurred as of September 30, 2008[5]	Potential Tenancy

Unconsolidated –
Parkside Town Commons, NC3	Raleigh	40%	TBD	1,500,000	$148,000	$56,525	Frank Theatres, Discount Department Store, Jr. Boxes, Restaurants

KRG Current Share					$59,200	$22,610

Consolidated –
Delray Marketplace, FL	Delray Beach	50%	TBD	318,000	$100,000	$38,623	Publix, Frank Theatres, Jr. Boxes, Shops, Restaurants
Maple Valley, WA4	Seattle	100%	TBD	126,823	32,000	9,130	Hardware Store, Shops, Drug Store
Broadstone Station, NC	Raleigh	100%	TBD	345,000	25,600	15,992	Super Wal-Mart (non-owned), Shops, Pad Sales, Jr. Boxes
South Elgin Commons, IL - II	Chicago	100%	TBD	263,000	17,000	6,223	Jr. Boxes, Super Target (non-owned)
New Hill Place, NC - I	Raleigh	100%	TBD	364,000	60,000	12,323	Target, Frank Theatres

Total Consolidated				1,416,823	$234,600	$82,291

____________________
1	Total Estimated Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

2	The Company owns the following development properties through joint ventures: Delray Marketplace (preferred return, then 50%).

3

Parkside Town Commons is owned through a joint venture with Prudential Real Estate Investors. The Company’s interest in this joint venture is 40% as of June 30, 2008 and will be reduced to 20% upon the commencement of construction.

4	“Total Estimated Cost” includes a portion of the acquisition cost of the Four Corner Square shopping center which is a component of the Maple Valley redevelopment.

5	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

p.32	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of September 30, 2008

	Number of Operating Properties[1]	Owned GLA/NRA[2]	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent[3]	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.

Indiana	25	2,223,042	39.6%	234	$26,637,467	39.3%	$12.78
• Retail	20	1,664,170	29.6%	215	18,533,720	27.5%	12.17
• Commercial	5	562,652	10.0%	17	7,970,943	11.8%	14.48
Florida	12	1,139,081	20.3%	154	14,054,058	20.9%	12.90
Texas	8	1,143,786	20.3%	82	12,093,788	18.0%	11.70
Georgia	3	300,115	5.3%	60	4,170,375	6.2%	14.77
Illinois	3	315,078	5.6%	39	3,873,682	5.8%	13.59
Washington	2	115,449	2.1%	15	2,950,897	3.3%	24.10
Ohio	1	236,230	4.2%	7	2,366,522	3.5%	10.02
New Jersey	1	115,088	2.1%	15	1,659,417	2.5%	16.07
Oregon	2	30,845	0.6%	11	462,615	0.7%	23.25

	57	5, 622,494	100.0%	615	$67,389,088	100.0%	$12.92

____________________
1

This table includes operating retail properties, operating commercial properties, and development properties open for business or ground lease tenants who commenced paying rent as of September 30, 2008.

2

Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It does not include 25 parcels or outlots owned by the Company and ground leased to tenants, which contain 25 non-owned structures totaling approximately 493,653 square feet. It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $4,301,021 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

p.33	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

OPERATING RETAIL PROPERTIES – TABLE I

As of September 30, 2008

Property[1,2]	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

Bayport Commons	FL	Oldsmar	2008	2008	Developed	268,556	94,756	90.8%
Circuit City Plaza	FL	Ft.Lauderdale	2004	2004	Developed	405,906	45,906	81.9%
Eagle Creek Lowe's	FL	Naples	2006	2006	Developed	165,000	—	*
Estero Town Commons	FL	Naples	2006	2007	Developed	206,600	25,600	85.2%
Indian River Square	FL	VeroBeach	1997/2004	2005	Acquired	379,246	144,246	97.6%
International Speedway Square	FL	Daytona	1999	1999	Developed	233,901	220,901	96.1%
Kings Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	96.2%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	97.1%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,340	78,340	98.0%
Tarpon Springs Plaza	FL	Naples	2007	2007	Developed	276,346	82,546	98.1%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	98.0%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	95.0%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,408	89.6%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	98.0%
Publix Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	100.0%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	84.7%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,290	83.6%
Silver Glen Crossing	IL	Chicago	2002	2004	Acquired	138,265	132,716	99.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	—	*
Beacon Hill -I	IN	CrownPoint,IN	2006	2007	Developed	108,661	38,161	74.4%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	96.3%
Bridgewater Marketplace I	IN	Westfield	2008	2008	Developed	50,820	26,000	17.3%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,578	95.6%
Fishers Station[4]	IN	Indianapolis	1989	2004	Acquired	114,457	114,457	82.7%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	83.6%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	403,327	91.6%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	—	*
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	100.0%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	100.0%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	69.8%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%
The Centre[5]	IN	Indianapolis	1986	1986	Developed	80,689	80,689	93.3%

____________________
*

Property consists of ground leases only and, therefore, no Owned GLA. As of September 30, 2008, the following were leased: Eagle Creek Lowe’s and 54th & College – single ground lease property; Greyhound Commons – two of four outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of September 30, 2008, except for Greyhound Commons, 54th & College, and Eagle Creek Lowe’s (see * ).

4

This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

5	The Company owns a 60% interest in this property through a joint venture with a third party that manages the property.

6	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

7	The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2027. The Company has five five-year renewal options.

8

The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

p.34	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property[1,2]	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

The Corner Shops	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545	96.4%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,558	98.2%
Traders PointII	IN	Indianapolis	2005	2005	Developed	46,600	46,600	64.9%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	90.3%
Ridge Plaza	NJ	OakRidge	2002	2003	Acquired	115,088	115,088	89.7%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway Build-to-Suit	OR	Portland,OR	2006	2007	Developed	35,800	21,000	52.7%
Shops at Otty[6]	OR	Portland	2004	2004	Developed	154,845	9,845	89.6%
Burlington Coat Factory[8]	TX	SanAntonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	94.2%
Galleria Plaza[7]	TX	Dallas	2002	2004	Acquired	44,306	44,306	85.7%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	99.2%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	79.0%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	93.4%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	92.5%
Sunland Towne Centre	TX	ElPaso	1996	2004	Acquired	312,450	307,474	89.0%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Gateway Shopping Center	WA	Seattle	2008	2008	Developed	285,200	100,949	76.2%

					TOTAL	8,479,344	5,059,842	91.9%

See prior page for footnote disclosure.

p.35	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

OPERATING RETAIL PROPERTIES – TABLE II

As of September 30, 2008

Property	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue[1]	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

Bayport Commons	FL	Oldsmar	1,563,448	—	1,563,448	2.45%	18.18	PetSmart, Best Buy, Michaels
Circuit City Plaza	FL	Ft.Lauderdale	713,202	—	713,202	1.12%	18.97	Circuit City, Lowe's Home Improvement (non-owned), Wal-Mart (non-owned)
Eagle Creek Lowe's	FL	Naples	—	800,000	800,000	1.26%	-	Lowe's Home Improvement
Estero Town Commons	FL	Naples	636,774	871,000	1,507,774	2.37%	29.19	Lowe's Home Improvement, Ruby Tuesday, Mattress Giant
Indian River Square	FL	VeroBeach	1,434,753	—	1,434,753	2.25%	10.19	Bealls, Target (non-owned), Lowe’s Home Improvement (non-owned), Office Depot
International Speedway Square[4]	FL	Daytona	2,356,188	362,900	2,719,088	4.27%	11.10	Bed Bath & Beyond, Circuit City, Stein Mart, Old Navy, Staples, Michaels
Kings Lake Square	FL	Naples	1,118,218	—	1,118,218	1.75%	13.60	Publix, Retro Fitness
Pine Ridge Crossing	FL	Naples	1,548,970	—	1,548,970	2.43%	15.11	Publix, Target (non-owned), Bealls (non-owned)
Riverchase Plaza	FL	Naples	1,098,010	—	1,098,010	1.72%	14.30	Publix
Tarpon Springs Plaza	FL	Naples	1,818,628	128,820	1,947,448	3.06%	22.47	Cost Plus, A.C. Moore, Staples
Wal-Mart Plaza	FL	Gainesville	933,097	—	933,097	1.46%	5.35	Books-A-Million, Save-A-Lot, Wal-Mart
Waterford Lakes Village	FL	Orlando	832,770	—	832,770	1.31%	11.25	Winn-Dixie
Kedron Village	GA	Atlanta	2,493,361	—	2,493,361	3.91%	17.68	Target (non-owned), Bed Bath & Beyond, Ross Dress for Less, PETCO
Publix at Acworth	GA	Atlanta	809,765	—	809,765	1.27%	11.87	Publix
Publix Centre at Panola	GA	Atlanta	867,248	—	867,248	1.36%	11.87	Publix
Fox Lake Crossing	IL	Chicago	1,175,111	—	1,175,111	1.84%	14.01	Dominick's
Naperville Marketplace	IL	Chicago	857,046	—	857,046	1.35%	12.30	T.J. Maxx, PetSmart
Silver Glen Crossing	IL	Chicago	1,841,524	85,000	1,926,524	3.02%	14.01	Caputo’s Fresh Markets
50 South Morton	IN	Indianapolis	114,000	—	114,000	0.18%	57.00
54th & College	IN	Indianapolis	—	260,000	260,000	0.41%	—	The Fresh Market (non-owned)
Beacon Hill - I	IN	CrownPoint	478,830	60,000	538,830	0.85%	16.86	Strack & VanTil (non-owned)
Boulevard Crossing	IN	Kokomo	1,651,736	—	1,651,736	2.59%	13.87	PETCO, T.J. Maxx, Kohl's (non-owned)
Bridgewater Marketplace I	IN	Westfield	91,989	—	91,989	0.14%	20.40
Cool Creek Commons	IN	Indianapolis	1,997,199	—	1,997,199	3.13%	16.77	The Fresh Market, Stein Mart, Cardinal Fitness
Fishers Station	IN	Indianapolis	1,124,180	—	1,124,180	1.76%	11.88	Marsh Supermarkets
Geist Pavilion	IN	Indianapolis	896,539	—	896,539	1.41%	16.73	Party Tree, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,035,043	168,996	2,204,039	3.46%	5.51	Federated Department Stores, Inc., Kerasotes Theatres, Staples, Indianapolis Library, Lowe's Home Improvement (non-owned), Target (non-owned)
Greyhound Commons	IN	Indianapolis	—	202,500	202,500	0.32%	—	Lowe's Home Improvement (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,442,978	71,500	1,514,478	2.38%	17.51	Office Depot
Martinsville Shops	IN	Martinsville	160,818	—	160,818	0.25%	14.64	Walgreens (non-owned)
Red Bank Commons	IN	Evansville	358,792	—	358,792	0.56%	14.98	Wal-Mart (non-owned), Home Depot (non-owned)
Stoney Creek Commons	IN	Indianapolis	464,755	—	464,755	0.73%	9.42	Lowe's Home Improvement (non-owned), HH Gregg, Office Depot
The Centre[4]	IN	Indianapolis	1,116,105	—	1,116,105	1.75%	14.82	Osco Drug
The Corner Shops	IN	Indianapolis	600,383	—	600,383	0.94%	14.63	Hancock Fabrics

____________________
1

Annualized Base Rent represents the contractual rent for September 2008 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of September 30, 2008.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

4	A third party manages this property.

5	In June 2008, the Company signed a lease with Bed Bath & Beyond at Sunland Towne Centre.

p.36	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue[1]	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

Traders Point	IN	Indianapolis	$3,954,735	$603,996	$4,558,731	7.15%	$14.40	Dick's Sporting Goods, Kerasotes Theatres, Marsh Supermarkets, Bed Bath & Beyond, Michaels, Old Navy, PetSmart
Traders Point II	IN	Indianapolis	797,618	—	797,618	1.25%	26.36
Whitehall Pike	IN	Bloomington	1,014,000	—	1,014,000	1.59%	7.86	Lowe's Home Improvement
Zionsville Place	IN	Indianapolis	234,020	—	234,020	0.37%	20.89
Ridge Plaza	NJ	Oak Ridge	1,659,417	—	1,659,417	2.60%	16.07	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,366,522	—	2,366,522	3.71%	10.02	Best Buy, Dick's Sporting Goods, Value City Furniture
Cornelius Gateway	OR	Portland	212,950	—	212,950	0.33%	19.23	FedEx/Kinkos
Shops at Otty	OR	Portland	249,665	136,300	385,965	0.61%	28.29	Wal-Mart (non-owned)
Burlington Coat Factory	TX	San Antonio	510,150	—	510,150	0.80%	4.75	Burlington Coat Factory
Cedar Hill Village	TX	Dallas	686,247	—	686,247	1.08%	16.45	24 Hour Fitness, JC Penney (non-owned)
Galleria Plaza	TX	Dallas	538,930	—	538,930	0.85%	14.19	Shoe Pavilion
Market Street Village	TX	Hurst	2,016,058	115,700	2,131,758	3.35%	12.97	Circuit City, Jo-Ann Fabric, Ross Dress For Less
Plaza at Cedar Hill	TX	Dallas	2,850,335	—	2,850,335	4.47%	12.03	Hobby Lobby, Office Max, Ross Dress For Less, Old Navy, Marshalls
Plaza Volente	TX	Austin	2,224,500	100,000	2,324,500	3.65%	15.24	H-E-B Grocery
Preston Commons	TX	Dallas	639,892	—	639,892	1.00%	25.12	Lowe's Home Improvement (non-owned)
Sunland Towne Centre[5]	TX	El Paso	2,627,676	104,809	2,732,485	4.29%	9.60	HMY RoomStore, Kmart, Bed Bath & Beyond
50th & 12th	WA	Seattle	475,000	—	475,000	0.75%	32.76	Walgreens
Gateway Shopping Center	WA	Seattle	1,728,968	229,500	1,958,468	3.07%	22.47	PetSmart, Ross Dress for Less, Rite Aid

		TOTAL	$59,418,143	$4,301,021	$63,719,164	100.00%	$12.78

See prior page for footnote disclosure.

p.37	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

OPERATING COMMERCIAL PROPERTIES

As of September 30, 2008

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants

Indiana
30 South[4]	Indianapolis	1905/2002	Redeveloped	298,346	95.9%	$5,051,703	63.4%	$16.93	Indiana Supreme Court, City Securities, Kite Realty Group
Pen Products	Indianapolis	2003	Acquired	85,875	100.0%	813,236	10.2%	9.47	Indiana Dept. of Administration
Spring Mill Medical[2]	Indianapolis	1998/2002	Redeveloped	63,431	100.0%	1,466,603	18.4%	23.12	University Medical Diagnostic Associates, Indiana University Healthcare Associates
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking Management Agreement
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	639,400	8.0%	5.56	Indiana Dept. of Administration

			TOTAL	562,652	97.8%	$7,970,942	100.0%	$14.37

____________________
1	Annualized Base Rent represents the monthly contractual rent for September 2008 for each applicable property, multiplied by 12.

2	The Company owns a 50% interest in this property through a joint venture with one of the tenants at this property.

3	Garage managed by third party.

4	Annualized Base Rent includes $890,942 from the Company and subsidiaries as of September 30, 2008.

p.38	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of September 30, 2008

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent[1]				Annualized Base Rent per Leased Sq. Ft.

Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total

Bayport Commons	FL	71,563	23,193	94,756	100.0%	62.4%	90.8%	1,107,187	456,261	—	1,563,448	15.48	31.51	18.18
Circuit City Plaza	FL	33,014	12,892	45,906	100.0%	35.5%	81.9%	594,252	118,950	—	713,202	18.00	26.00	18.97
Eagle Creek Lowe's	FL	—	—	—	0.0%	0.0%	0.0%	—	—	800,000	800,000	—	—	—
Estero Town Commons	FL	—	25,600	25,600	0.0%	85.2%	85.2%	—	636,774	871,000	1,507,774	—	29.19	29.19
Indian River Square	FL	116,342	27,904	144,246	100.0%	87.5%	97.6%	973,085	461,668	—	1,434,753	8.36	18.92	10.19
International Speedway Square	FL	200,401	20,500	220,901	100.0%	57.4%	96.1%	2,130,281	225,906	362,900	2,719,088	10.63	19.19	11.10
Kings Lake Square	FL	49,805	35,692	85,497	100.0%	90.8%	96.2%	358,890	759,328	—	1,118,218	7.21	23.43	13.60
Pine Ridge Crossing	FL	65,999	39,516	105,515	100.0%	92.4%	97.1%	627,628	921,342	—	1,548,970	9.51	25.25	15.11
Riverchase Plaza	FL	48,890	29,450	78,340	100.0%	94.7%	98.0%	386,231	711,779	—	1,098,010	7.90	25.52	14.30
Tarpon Springs Plaza	FL	60,151	22,395	82,546	100.0%	92.9%	98.1%	1,144,008	674,620	128,820	1,947,448	19.02	32.44	22.47
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	91.0%	98.0%	554,049	379,049	—	933,097	4.01	10.54	5.35
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	85.1%	95.0%	408,452	424,318	—	832,770	7.90	18.99	11.25
Kedron Village	GA	68,845	88,563	157,408	100.0%	81.5%	89.6%	849,648	1,643,713	—	2,493,361	12.34	22.78	17.68
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	95.6%	98.0%	337,203	472,562	—	809,765	8.90	15.58	11.87
Publix Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%	413,392	453,856	—	867,248	8.00	21.20	11.87
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	54.1%	84.7%	775,230	399,882	—	1,175,111	11.75	22.32	14.01
Naperville Marketplace	IL	61,683	21,607	83,290	100.0%	36.9%	83.6%	702,879	154,167	—	857,046	11.40	19.35	12.30
Silver Glen Crossing	IL	78,675	54,041	132,716	100.0%	97.6%	99.0%	694,492	1,147,032	85,000	1,926,524	8.83	21.74	14.01
50 South Morton	IN	—	2,000	2,000	0.0%	100.0%	100.0%	—	114,000	—	114,000	—	57.00	57.00
54th & College	IN	—	—	—	0.0%	0.0%	0.0%	—	—	260,000	260,000	—	—	—
Beacon Hill - I	IN	—	44,381	44,381	0.0%	74.0%	74.0%	—	478,830	60,000	538,830	—	16.86	16.86
Boulevard Crossing	IN	73,440	50,256	123,696	100.0%	90.9%	96.3%	838,460	813,276	—	1,651,736	11.42	17.81	13.87
Bridgewater Marketplace I	IN	—	26,000	26,000	0.0%	17.3%	17.3%	—	91,989	—	91,989	—	20.40	20.40
Cool Creek Commons	IN	63,600	60,978	124,578	100.0%	91.1%	95.6%	635,700	1,361,499	—	1,997,199	10.00	24.52	16.77
Fishers Station	IN	57,000	57,457	114,457	100.0%	65.5%	82.7%	575,000	549,180	—	1,124,180	10.09	14.58	11.88
Geist Pavilion	IN	27,955	36,159	64,114	100.0%	70.9%	83.6%	379,814	516,725	—	896,539	13.59	20.15	16.73
Glendale Town Center	IN	329,588	73,739	403,327	100.0%	53.8%	91.6%	1,207,305	827,738	168,996	2,204,039	3.66	20.88	5.51
Greyhound Commons	IN	—	—	—	0.0%	0.0%	0.0%	—	—	202,500	202,500	—	—	—
Hamilton Crossing Centre	IN	30,722	51,702	82,424	100.0%	100.0%	100.0%	345,623	1,097,355	71,500	1,514,478	11.25	21.22	17.51
Martinsville Shops	IN	—	10,986	10,986	0.0%	100.0%	100.0%	—	160,818	—	160,818	—	14.64	14.64
Red Bank Commons	IN	—	34,308	34,308	0.0%	69.8%	69.8%	—	358,792	—	358,792	—	14.98	14.98
Stoney Creek Commons	IN	49,330	—	49,330	100.0%	0.0%	100.0%	464,755	—	—	464,755	9.42	—	9.42
The Centre	IN	18,720	61,969	80,689	100.0%	91.3%	93.3%	170,352	945,753	—	1,116,105	9.10	16.72	14.82
The Corner Shops	IN	12,200	30,345	42,545	100.0%	95.0%	96.4%	79,296	521,087	—	600,383	6.50	18.08	14.63
Traders Point	IN	238,721	40,837	279,558	100.0%	87.8%	98.2%	3,127,248	827,487	603,996	4,558,731	13.10	23.09	14.40
Traders Point II	IN	—	46,600	46,600	0.0%	64.9%	64.9%	—	797,618	—	797,618	—	26.36	26.36
Whitehall Pike	IN	128,997	—	128,997	100.0%	0.0%	100.0%	1,014,000	—	—	1,014,000	7.86	—	7.86
Zionsville Place	IN	—	12,400	12,400	0.0%	90.3%	90.3%	—	234,020	—	234,020	—	20.89	20.89
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	74.0%	89.7%	997,762	661,654	—	1,659,417	14.33	19.66	16.07
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	2,233,771	132,750	—	2,366,522	9.64	29.50	10.02
Cornelius Gateway Build-to-Suit	OR	—	21,000	21,000	0.0%	52.7%	52.7%	—	212,950	—	212,950	—	19.23	19.23
Shops at Otty	OR	—	9,845	9,845	0.0%	89.6%	89.6%	—	249,665	136,300	385,965	—	28.29	28.29
Burlington Coat Factory	TX	107,400	—	107,400	100.0%	0.0%	100.0%	510,150	—	—	510,150	4.75	—	4.75
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	78.8%	94.2%	483,465	202,782	—	686,247	15.00	21.39	16.45
Galleria Plaza	TX	31,396	12,910	44,306	100.0%	51.0%	85.7%	361,054	177,876	—	538,930	11.50	27.00	14.19
Market Street Village	TX	136,746	19,879	156,625	100.0%	94.0%	99.2%	1,570,081	445,977	115,700	2,131,758	11.48	23.88	12.97
Plaza at Cedar Hill	TX	227,106	72,741	299,847	74.9%	92.0%	79.0%	1,505,129	1,345,206	—	2,850,335	8.85	20.10	12.03
Plaza Volente	TX	105,000	51,333	156,333	100.0%	79.9%	93.4%	1,155,000	1,069,500	100,000	2,324,500	11.00	26.08	15.24
Preston Commons	TX	—	27,539	27,539	0.0%	92.5%	92.5%	-	639,892	—	639,892	—	25.12	25.12
Sunland Towne Centre	TX	277,131	30,343	307,474	88.9%	90.1%	89.0%	2,159,495	468,181	104,809	2,732,485	8.77	17.12	9.60
50th & 12th	WA	14,500	—	14,500	100.0%	0.0%	100.0%	475,000	—	—	475,000	32.76	—	32.76
Gateway Shopping Center	WA	64,637	36,312	100,949	100.0%	33.9%	76.2%	1,337,747	391,221	229,500	1,958,468	20.70	31.81	22.47

TOTAL		3,528,695	1,537,367	5,066,062	97.5%	79.0%	91.9%	$33,683,114	$25,735,028	$4,301,022	$63,719,164	$9.79[2]	$21.28	$12.78

1	This table does not include annualized base rent from development property tenants open for business as of September 30, 2008.
2	Reflects the transition of Glendale Town Center back into the operating portfolio in the third quarter of 2008.

p.39	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/08